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                                                                      Exhibit 99

                              FOR IMMEDIATE RELEASE

                    Environmental Power Corporation Named as
                      15th in New Hampshire's Top 100 List

                       Company Moves Up from 17th to 15th

Portsmouth, New Hampshire - (Business Wire) - June 26, 2002 - Environmental Power Corporation (OTCBB:POWR), a leader in the renewable energy industry since 1982, has been named as 15th among New Hampshire's top 100 public companies by BusinessNH Magazine for 2002 in their June issue. The year before (2001) POWR was ranked 17th. POWR's corporate headquarters are located in Portsmouth, NH.

Joseph E. Cresci, Chairman and Chief Executive Officer of POWR, stated, "We are honored to be recognized by BusinessNH Magazine as a leading New Hampshire company. We are also pleased that POWR advanced in the rankings. Even though these are tough economic times, our waste coal operations achieved record levels of output which added another successful year to our continued record of profitability."

"We hope to further our advancement in the BusinessNH standings as we seek to realize the growth potential associated with our acquisition of Microgy Cogeneration Systems, Inc. We now hold the exclusive North American license for a highly efficient anaerobic digestion technology which literally converts manure into money by turning animal wastes on dairy and swine farms into electricity and concurrently acts as a pollution control system that reduces surface and ground water contamination on the farms and surrounding areas."

ABOUT ENVIRONMENTAL POWER CORPORATION

Environmental Power Corporation (OTCBB:POWR) is an energy company with annual revenues in excess of $50 million, which is focused on environmentally sound power generation, including waste coal, anaerobic digestion, biomass and distributed generation.

CAUTIONARY STATEMENT

The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements. Certain statements contained in this press release such as statements concerning our seeking to realize the growth potential associated with our acquisition of Microgy Cogeneration Systems, Inc. and other statements contained herein regarding matters that are not historical facts are forward looking statements as such term is defined in the Act. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, uncertainties involving development stage companies, financing requirements and uncertainties, difficulties involved in developing and executing on a business plan, technological uncertainties, risks relating to managing and

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integrating acquired businesses, volatile and unpredictable developments
(including plant outages and repair requirements), the difficulty of estimating construction, development, repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the inability to predict the course or outcome of any negotiations with parties involved with POWR's or Microgy's projects, uncertainties relating to general economic and industry conditions, the amount and rate of growth in expenses, uncertainties relating to government and regulatory policies, the legal environment, intellectual property issues, the competitive environment in which POWR and Microgy operate and other factors, including those described in the Company's filings with the Securities and Exchange Commission, including the section "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Certain Factors That May Impact Future Results" of POWR's Quarterly Report on Form 10-Q for the period ended March 31, 2002. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. POWR undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                      For more information, please contact:

                              R. Jeffrey Macartney
                      Chief Financial Officer and Treasurer
                                  603-431-1780
                        jmacartney@environmentalpower.com
                           www.environmentalpower.com

KEYWORD:    POWER, ENERGY,
            RENEWABLE ENERGY,
            GREEN POWER, ENVIRONMENT,
            ELECTRIC GENERATION,
            INDEPENDENT POWER,
            DISTRIBUTED POWER,
            BIOMASS, COGENERATION,
            ANAEROBIC DIGESTION,
            AGRICULTURE, FARMING,
            POLLUTION CONTROL,
            ANIMAL WASTE,
            NEW HAMPSHIRE, NEW ENGLAND,
            NORTHEAST

INDUSTRY:   POWER, RENEWABLE ENERGY,
            DISTRIBUTED POWER, ENVIRONMENTAL PROTECTION,
            GREEN POWER, BIO-MASS,
            INDEPENDENT POWER, ENERGY,
            ELECTRIC GENERATION, RENEWABLE ENERGY,
            ENVIRONMENTAL PROTECTION,
            AGRICULTURE, DAIRY